American Funds Insurance Series®

New World Fund®

Summary Prospectus Supplement

January 1, 2019

(for Class 1, Class 1A, Class 2 and Class 4 shares summary prospectuses dated May 1, 2018, as supplemented to date)

The information under the heading “Portfolio managers” in the “Management” section of the summary prospectus is amended in its entirety to read as follows:

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Carl M. Kawaja Vice President	19 years	Partner – Capital World Investors
Steven G. Backes	Less than 1 year	Partner – Capital Fixed Income Investors
Bradford F. Freer	1 year	Partner – Capital Research Global Investors
Nicholas J. Grace	6 years	Partner – Capital Research Global Investors
Tomonori Tani	Less than 1 year	Partner – Capital World Investors

Keep this supplement with your summary prospectus.

Lit. No. INA8BS-058-0119O CGD/8024-S69976